                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    1-5418              41-0617000
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(State or other jurisdiction     (Commission        (I.R.S. Employer
     of incorporation)           File Number)      Identification No.)


              11840 Valley View Road
              Eden Prairie, Minnesota                          55344
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     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000
                                                           --------------



          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure.
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A.   On August 14, 2002, the Registrant submitted to the Securities and Exchange
     Commission the certifications by its chief executive officer and chief financial officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002 relating to the following reports of the Registrant, which are intended to accompany such reports:

     i. Quarterly Report on Form 10-Q for the fiscal period ended June 15, 2002,

     ii. Annual Report on Form 10-K for the fiscal year ended February 23, 2002, as amended by Form 10-K/A (Amendment No. 1) thereto,

     iii. Quarterly Report on Form 10-Q for the fiscal period ended June 16, 2001, as amended by Form 10-Q/A (Amendment No. 1) thereto,

     iv. Quarterly Report on Form 10-Q for the fiscal period ended September 8, 2001, as amended by Form 10-Q/A (Amendment No. 1) thereto,

     v. Quarterly Report on Form 10-Q for the fiscal period ended December 1, 2001, as amended by Form 10-Q/A (Amendment No. 1) thereto,

     vi. Annual Report on Form 10-K for the fiscal year ended February 24, 2001, as amended by Form 10-K/A (Amendment No. 1) thereto, and

     vii. Annual Report on Form 10-K for the fiscal year ended February 26, 2000, as amended by Form 10-K/A (Amendment No. 1) thereto.

The certifications for each of the foregoing reports are included as Exhibits
99.1 through 99.7 hereto.

B. On August 14, 2002, the Registrant submitted to the Securities and Exchange Commission the sworn statements of its chief executive officer and chief financial officer required pursuant to Securities and Exchange Commission Order 4-460.

Such statements are included as Exhibits 99.8 and 99.9 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 14, 2002

                                      SUPERVALU INC.


                                      By: /s/ Pamela K. Knous
                                          ----------------------------------
                                          Pamela K. Knous
                                          Executive Vice President,
                                            Chief Financial Officer
                                          (Authorized Officer of Registrant)















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                                  EXHIBIT INDEX


Exhibit           Description of Exhibit
-------           ----------------------

99.1 Sarbanes-Oxley Act of 2002 Certification dated August 14, 2002, relating to the Quarterly Report on Form 10-Q for the fiscal period ended June 15, 2002

99.2 Sarbanes-Oxley Act of 2002 Certification dated August 14, 2002, relating to the Annual Report on Form 10-K for the fiscal year ended February 23, 2002, as amended by Form 10-K/A (Amendment No. 1) thereto

99.3 Sarbanes-Oxley Act of 2002 Certification dated August 14, 2002, relating to the Quarterly Report on Form 10-Q for the fiscal period ended June 16, 2001, as amended by Form 10-Q/A (Amendment No. 1) thereto

99.4 Sarbanes-Oxley Act of 2002 Certification dated August 14, 2002, relating to the Quarterly Report on Form 10-Q for the fiscal period ended September 8, 2001, as amended by Form 10-Q/A (Amendment No. 1) thereto

99.5 Sarbanes-Oxley Act of 2002 Certification dated August 14, 2002, relating to the Quarterly Report on Form 10-Q for the fiscal period ended December 1, 2001, as amended by Form 10-Q/A (Amendment No. 1) thereto

99.6 Sarbanes-Oxley Act of 2002 Certification dated August 14, 2002, relating to the Annual Report on Form 10-K for the fiscal year ended February 24, 2001, as amended by Form 10-K/A (Amendment No. 1) thereto

99.7 Sarbanes-Oxley Act of 2002 Certification dated August 14, 2002, relating to the Annual Report on Form 10-K for the fiscal year ended February 26, 2000, as amended by Form 10-K/A (Amendment No. 1) thereto

99.8     SEC Order 4-460 Principal Executive Officer Statement dated August 14,
         2002

99.9     SEC Order 4-460 Principal Financial Officer Statement dated August 14,
         2002





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